Federated Government Income Securities, Inc.
CLASS A SHARES (TICKER FGOAX)
CLASS B SHARES (TICKER FGOBX)
CLASS C SHARES (TICKER FGOCX)
CLASS F SHARES (TICKER FGOIX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED April 30, 2012
1. Under the heading entitled, “Securities in Which the Fund Invests,” please insert the following security description under the sub-heading “Fixed-Income Securities”:
“Inflation-Protected Securities (A Fixed-Income Security)
Inflation-protected securities are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls (“deflation”), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as TIPS, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.”
2. Under the heading entitled “Investment Risks,” please insert the following risk description:
“Risks of Investing in Inflation-Protected Securities
The value of inflation-protected securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). If interest rates rise due to reasons other than inflation, the Fund's investment in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. Generally, when real interest rates rise, the value of inflation-protected securities will fall and the Fund's value may decline as a result of this exposure to these securities. The greatest risk occurs when interest rates rise and inflation declines.”
October 24, 2012
Federated Government Income Securities, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451392 (10/12)